SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): April 14, 2000

                        DR. ABRAVANEL'S FORMULAS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

 Nevada                     000-25157                 95-4685068
-----------                ------------             ------------------
(State of                  (Commission              (I.R.S. Employer
Incorporation)             File Number)             Identification No.)


                           124 South Hudson Avenue
                             Los Angeles CA 90004
                   ----------------------------------------
                   (Address of principal executive offices)

                              (213) 933-0163
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                                Not applicable
         -----------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.

Effective April 14, 2000, Balmer and Nelson resigned as the independent accountant for Dr. Abravanel's Formulas, Inc. (the "Company").

Balmer & Nelson previously audited the balance sheet of Dr. Abravanel's Formulas Inc. as of February 28, 1999, and the related statements of operations, stockholders' equity, and cash flows for the period from April 28, 1998 (inception) through February 28, 1999. Balmer and Nelson has not issued an adverse opinion or a disclaimer of opinion, nor has any report during the past year been qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's most recent fiscal year, and any subsequent interim period preceding the resignation of Balmer and Nelson, there were no disagreements with Balmer and Nelson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the Company's most recent fiscal year and any subsequent interim period preceding this change in certified accountants,

          (A) Balmer and Nelson did not advise the Company that the internal controls necessary for us to develop reliable financial statements do not exist;

          (B) Balmer and Nelson did not advise the Company that information had come to the accountant's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

          (C) Balmer and Nelson did not advise the Company of the need to expand significantly the scope of its audit, or that information had come to the accountant's attention during said time period that if further investigated, may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements; or

          (D) Balmer and Nelson did not advise the Company that information had come to the accountant's attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

On April 14, 2000, the Company engaged Randy R. Simpson, C.P.A., P.C. as the new independent accountant engaged as the principal accountant to audit the Company's financial statements. During Dr. Abravanel's two most recent fiscal years, and any subsequent interim period prior to engaging Randy R. Simpson, neither the Company nor someone on its behalf consulted Randy R. Simpson regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed; or (2) the type of audit opinion that might be rendered on Dr. Abravanel's financial statements; or (3) any matter which was either the subject of a disagreement (there were no disagreements as stated above) or a reportable event (as described in Item 304(a)(1)(V) of Regulation S-K).

The decision to engage the Company's new accountant, Randy R. Simpson, was recommended and approved by the Company's board of directors.

Item 7.   Financial Statements and Exhibits.

(C) Exhibits

Exhibit
No.     Exhibit Description
----    --------------------

16.1    Letter regarding resignation of certifying accountant.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DR ABRAVANEL'S FORMULAS, INC.
                                      (Registrant)


Date: April 19, 2000                  By: /s/ Mark Delott
                                          --------------------------
                                          Mark Delott
                                          Vice -President
                                          Secretary/Treasurer
                                          Director